Valeant Pharmaceuticals International, Inc. Lenders’ Presentation February 8, 2013 Exhibit 99.1

Forward-looking Statements
Forward-looking Statements
Certain statements made in this presentation may constitute forward-looking statements, including, but not limited to, statements regarding preliminary results and guidance with respect to expected revenues, non-GAAP cash earnings per share, adjusted cash flows from operations, organic product sales growth, integration-related activities and benefits, synergies, launches and approvals of products, and assumptions with respect to 2013 guidance of Valeant Pharmaceuticals International, Inc. (the “Company”). Forward-
looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,”
“may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the company's most recent annual or quarterly report filed with the Securities and Exchange
Commission ("SEC") and other risks and uncertainties detailed from time to time in the Company's filings with the SEC and the
Canadian Securities Administrators ("CSA"), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-
looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes.
Non-GAAP Information
To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures that exclude certain items. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The Company has provided preliminary results and guidance with respect to cash earnings per share, adjusted cash flows from operations and organic product growth rates, which are non-GAAP financial measures. The Company has not provided a reconciliation of these preliminary and forward-looking non-GAAP financial measures due to the difficulty in forecasting and quantifying the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures. Reconciliations of historical non-GAAP financials can be found at www.valeant.com.
2
Note 1: The guidance in this presentation is only effective as of the date given,
February 7, 2013, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.

Agenda
Executive Summary & Transaction Overview
Amendment Overview & Timeline
Business Update
2012 Achievements
Medicis Integration Update
2012 Year End Performance
Financial Guidance for 2013
Questions and Answers
3

Transaction Overview

5
Executive Summary

Pro Forma revenue adjusted for full year impact of Medicis acquisition.
2
PF LTM 12/31/12 EBITDA reflects Medicis acquisition addbacks in accordance with Amendment No. 3 to the Credit Agreement.
3
Calculated assuming the mid-point of FY 2012 EBITDA guidance and net of $250 million cash.
Valeant Pharmaceuticals International, Inc. (“Valeant” or the “Company”) is a
multinational specialty pharmaceutical company with a diverse global product portfolio
2012 on-track to be another successful year for Valeant
2012 Full Year Revenue reaffirmed at $3.3 - $3.5 billion (excluding one-time items)
2012 Full Year Adjusted Cash Flow from Operations reaffirmed at $1.1 - $1.2 billion
2012 Pro Forma Revenue reaffirmed at ~$4.3 billion
1
Valeant has continued to demonstrate strong financial performance
For the Fiscal Year ended December 31, 2012, pro forma for all announced acquisitions, the Company’s guidance for adjusted EBITDA
2
is in the range of
$2,445 - $2,495 million
Based on the mid-point of EBITDA guidance Valeant expects net secured leverage
3
of 1.7x and net total leverage

of 4.3x, including synergies

Amendment Overview
Existing Proposed
Corporate Ratings Ba3 / BB Ba3 / BB
Credit Facility Ratings Ba1 / BBB- Ba1 / BBB-
Pricing (bps) L + 325 L + 275
LIBOR floor 1.00% 0.75%
Soft call
101 through Oct. 2, 2013 101 for six months
Cash & equivalents deduction
for leverage covenants
Up to $150 million Up to $250 million
6
The Company is planning to take advantage of the attractive debt markets to execute an amendment to reprice the Term Loan B – Series C and Series D tranches
Valeant is seeking to reduce pricing to L+275 bps
The Company is also seeking to reduce the LIBOR floor to 0.75%
In conjunction with the repricing, Valeant will be seeking an amendment to increase the amount of cash that can be netted for the purposes of calculating the leverage covenant

Capitalization
Pro forma for Amendment and Medicis Acquisition Close
($ in millions)
12/31/2012 Pro Forma x LTM 12/31/12 Net debt Pro Forma
Amount Amount PF EBITDA x PF EBITDA Coupon
2
LIBOR Floor Maturity
Cash $ 921 $ 894
-
- -
Revolver ($450 million) - - L + 225 - 4/20/2016
Term Loan A 2,114                    2,114 L + 225 - 4/20/2016
Term Loan B - Series D 3 1,300 1,300 L + 275 0.75% 2/13/2019
Term Loan B - Series C 4 1,000 1,000 L + 275 0.75% 12/11/2019
Total Secured Debt $ 4,414 $ 4,414 1.8x 1.7x
6.500% Senior Unsecured Notes
916 916 2016
6.750% Senior Unsecured Notes
500 500 2017
6.875% Senior Unsecured Notes
945 945 2018
7.000% Senior Unsecured Notes
690 690 2020
6.375% Senior Unsecured Notes
1,750 1,750
2020
6.375% Senior Unsecured Notes
500 500 2020
6.750% Senior Unsecured Notes
650 650 2021
7.250% Senior Unsecured Notes
550 550 2022
Total Debt 5 $ 10,915 $ 10,915 4.4x 4.3x
PF LTM 12/31/2012 EBITDA
1
$2,445 - $2,495
1
PF LTM 12/31/12 EBITDA reflects Medicis acquisition addbacks in accordance with Amendment No. 3 to the Credit Agreement.  Leverage net of $250 million cash; Leverage multiple based on mid-point of EBITDA guidance.
2
3
4
5
¹
Revolver and Term Loan A coupon at L+225 pro forma for the January 2013 re-pricing and based on expected leverage as of 12/31/12.
Term Loan B – Series D issued on 10/02/12 in connection with the repricing of the then existing Term Loan B series.
Term Loan B – Series C issued on 12/11/12 in connection with the Medicis acquisition close.
Total debt does not include Medicis convertible debt acquired  at acquisition close.
1

Summary Terms & Conditions
Senior Secured Term Loan B – Series C/D
Terms Senior Secured Term Loan B Facilities
Borrower Valeant Pharmaceuticals International, Inc. (the “Borrower”)
Guarantors
Material direct and indirect wholly-owned subsidiaries of the Borrower subject to customary exclusions (consistent with existing
Senior Secured Credit Facilities)
Ranking Senior secured (consistent with existing Senior Secured Credit Facilities)
Security
1st priority security interests in substantially all assets of the Borrowers and the Guarantors as well as 100% of the capital stock of each material foreign and domestic subsidiary of Borrower, limited to 65% of the capital stock of each first tier foreign subsidiary of
VPI or of any Guarantor that is a subsidiary of VPI, and all intercompany debt subject to customary exceptions consistent with existing Senior Secured Credit Facilities
Maturity
Term Loan B – Series D: February 13, 2019
Term Loan B – Series C: December 11, 2019
Amount
Term Loan B – Series D: $1,300 million
Term Loan B – Series C: $1,000 million
Pricing
L + 275 bps
0.75% LIBOR floor
100.0 OID
Amortization Schedule 1% per annum with bullet at maturity
Call Protection 101 call protection on repricing for six months
Financial Covenants
Interest Coverage test of 3.0x (consistent with existing)
Incremental Facility
Negative Covenants
Mandatory Prepayments Consistent with existing
8
1
Net of unrestricted and unencumbered cash not in excess of $250 million
1
1 1
Senior Secured Leverage test of 2.5x (consistent with existing)
Senior Secured Leverage test of 2.5x and Total Leverage test of 5.25x; 50bps MFN (consistent with existing)
Consistent with existing, including limitations on indebtedness, restricted payments, liens, transactions with affiliates, asset sales, mergers and consolidations and other fundamental changes and subsidiary dividends

Business Update

2012 Achievements
Operations:
Revenue growth vs. 2011 of >$1B
1
and >40%
1
Overcame ~$200 M decline related to genericization of Cesamet, Cardizem CD, Ultram
ER, Wellbutrin XL
Cash EPS growth vs. 2011 of >50%
1
Organic growth of ~8% on a same store basis, ~10% Pro Forma
Business Development:
Completed over 25 acquisitions
Probiotica, Pedinol, OraPharma, Medicis, Gerot Lannach
Majority between 2-3 X sales
Established new growth platforms
Oral Health, Podiatry, Aesthetics , Russia, South East Asia/South Africa
Medicis Acquisition Closed in Mid-December
1 Excludes impact of one time items
Strengthened Senior Management Team
Marcelo Noll Barboza – President, Valeant Brazil
Jacques Dessureault - President, Valeant Canada
Jason Hanson – Company Group Chairman
Andrew Howden – CEO iNova
Vince Ippolito – SVP, GM Aesthetics
Laizer Kornwasser – Company Group
Chairman
Pavel Mirovsky – President, Valeant Europe
Steve Sembler – SVP, President OraPharma
Justin Smith – SVP, GM U.S. Rx Derm

2012 Achievements (continued)
R&D Productivity and Product Launches:
Filed multiple New Drug Applications
Efinaconazole - Onychomycosis (Valeant)
Luliconazole - Tinea Pedis (Medicis)
Xerese (in Canada) – Herpes Labialis (Valeant)
Launched more than 300 branded generic products in Emerging Markets
Launched multiple patented/OTC products
Regederm in Brazil
Zyclara Pump  (Medicis) and Potiga in U.S.
Sublinox and Lodalis in Canada
>25 OTC line extensions in U.S. and Canada (CeraVe, Bedoyecta)
Achieved several regulatory approvals
Dysport (Medicis) in Canada
Restylane-L (Medicis) in U.S.
Balance Sheet Management:
Repurchased 5.3 million common shares at average cost of ~$53 per share
Raised $4.55 billion in high yield notes and loans

Medicis Integration Update
Valeant closed the acquisition on December 11
th
with the concurrent closing and funding of the
$1.0bn Term Loan B – Series C
Leadership team in place for nearly one month
Nearly all personnel decisions have been made and communicated
Sales incentive programs in place to ensure Q1 success
Approximately 350 reps (Dermatology, Aesthetics, Podiatry) in the field
Upsides from Medicis R&D Pipeline
2 scheduled product launches: Zyclara Pump launched Q3 2012, Dysport Canada to be launched Q1 2013
2 late stage products: Lulicanazole filed Q4 2012, MetroGel 1.3% Hydrogel - Bacterial
Vaginosis (Medicis – to be filed 1H 2013)
Life cycle management opportunities
Synergies
We now expect synergies to exceed $275M on a run rate basis by end of 2013
Significant amount of synergies will not occur until back half of 2013 (ie. R&D and Legal)
Restructuring costs expected to be less than full year run rate synergies with the majority incurred in Q4 2012

2012 Full Year Performance
Note : The guidance in this presentation is only effective as of the date given, February 7, 2013, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.
2011
As
Reported
2011 w/o
One-time
Items
2012
Guidance
2012
Guidance w/o
One-time Items
Growth
$2.46 billion $2.39 billion $3.4 - $3.6 billion $3.3 - $3.5 billion ~40% - 45%
$2.93 $2.63 $4.48 - $4.53 $4.11 - $4.16 ~55% - 60%
Adjusted
Cash Flow
from
Operations
$925 million $849 million $1.2 - $1.3 billion $1.1 - $1.2 billion ~30% - 40%

Cash EPS
Revenue

Previous Q4 Guidance Unchanged
Fourth Quarter 2012 Guidance
Revenue expected to be >$900 million
Cash EPS expected to be between $1.18 - $1.23
Adjusted cash flows from operations expected to be between $330 - $430 million
Medicis impact expected to be immaterial

Note : The guidance in this presentation is only effective as of the date given, February 7, 2013, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.

Financial Guidance for 2013*
2013 % over 2012
Revenue $4.4 - $4.8 billion ~35%
Cash EPS $5.45 - $5.75 ~35%
Cash EPS Including
Royalty to Meda $5.35 - $5.65 ~33%
Adjusted Cash Flow from
Operations $1.5 - $1.75 billion ~40%
* Excluding all potential acquisitions

Note : The guidance in this presentation is only effective as of the date given, February 7, 2013, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.

2013 Guidance Assumptions
Exchange rates are based on current spot rates
Impact from generics to be >$100M in revenues vs. 2012
Retin-A Micro, BenzaClin, and Cesamet
No generic assumption included for Zovirax
~$40-$50M in revenue declines as a result of planned divestitures
Solodyn revenues of ~$250M - $275M
Excluding all potential acquisitions
Efinaconazole launch to be breakeven in 2013
Cash EPS expected to be 45%/55% 1H vs. 2H
Q2 expected to be lowest quarter
Q4 expected to be highest quarter
Cash tax rate expected <5%
Leverage reduced to <4x Pro Forma EBITDA by the end of Q3

Appendix

Pro Forma EBITDA Reconciliation
December 31, 2012 LTM EBITDA ($ millions)
Estimated Range
Consolidated Net Income
(a)
(140) $            (190) $
+ Consolidated Interest Expense, net 470 485
+ Provision (Benefit) for Income Taxes (220) $            (260) $
+ Depreciation and Amortization 975 995
+ Restructuring and Integration Costs
(b)
325 350
+ Acquisition Related Costs
(c)
60 70
+ Acquisition In-Process Research and Development 190 200
+ Stock-based Compensation 50 65
+ Legal Settlements 50 60
+ Loss on Extinguishment of Debt 10 20
+ Write down of deferred financing costs 5 10
+ Other Non-Cash Charges
(d)
130 140
LTM 31-December-2012 Consolidated Adjusted EBITDA (per Credit Agreement) 1,905 $          1,945 $
+ EBITDA and Synergy Adjustments for Announced and Completed Acquisitions 540 550
LTM 31-December 30-2012 Pro Forma Consolidated Adjusted EBITDA (per Credit Agreement) 2,445 $          2,495 $
(a) Consolidated Net Income as defined by the Third Amended and Restated Credit Guaranty Agreement, reflects the adjustment to (i) exclude gains and losses on Asset sales and (ii) net income or loss derived from Joint Ventures.
(b) Medicis related restructuring and integrations costs amount to $186M.  This amount reflects $24M of Medicis costs recorded within Acquisition costs on the GAAP income statement related to the Galderma settlement agreement.
In addition, restructuring costs  as defined by the Third Amended and Restated Credit Guaranty Agreement, shall not exceed $100M during a twelve month period, except for costs related to Biovail-Valeant merger, Sanitas, Dermik and Ortho acquisitions.  As a result of the cap, $37M is excluded for the LTM period.
(c)  Acquisition costs reflects  a reclass of $24M from the GAAP income statement to restructuring costs related to the Galderma settlement agreement ($24M).
(d)  Includes impairment charges, contingent consideration fair value adjustments, amortization of inventory step up , amortization of alliance product assets & pp&e step up and other one-time items.